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                                                                 EXHIBIT 10.14

                             FOREST OIL CORPORATION
                           1600 Broadway, Suite 2200
                             Denver, Colorado 80202

                                January ___, 1996

The Anschutz Corporation
2400 Anaconda Tower
555 Seventeenth Street
Denver, Colorado 80202

      Re:     JEDI/ANSCHUTZ OPTION

Gentlemen:

     This letter is delivered to you pursuant to Section 5(b) of the JEDI/Anschutz Option dated July 27, 1995 (the "JEDI/ANSCHUTZ OPTION"). Concurrently with the execution and delivery of this letter, the undersigned has become the holder of Tranche B Warrants entitling the holder thereof to purchase up to 2,250,000 Tranche B Warrant Shares (as each term is defined in the JEDI/Anschutz Option).

     The undersigned hereby agrees that for so long as it holds Tranche B Warrants it shall be deemed to be the Optionor under the terms of the JEDI/Anschutz Option and shall be bound by all of the terms and provisions of the JEDI/Anschutz Option including, without limitation, Section 7 (Power of Attorney). The undersigned hereby assumes all obligations of Joint Energy Development Investments Limited Partnership under the JEDI/Anschutz Option with respect to the number of Tranche B Warrant Shares specified above. The undersigned further agrees that until the Termination Date (as defined in the JEDI/Anschutz Option) it shall not transfer (as defined in the JEDI/Anschutz Option) the Tranche B Warrants or any interest therein except in accordance with the provisions of the Tranche B Warrants and then only as and when the transferee executes and delivers to the Optionee the Transferee Assumption Agreement attached as Annex 1 to the JEDI/Anschutz Option.

                                        FOREST OIL CORPORATION


                                        By: _____________________________
                                        Name: Daniel L. McNamara
                                        Title: Secretary

ACKNOWLEDGED AND ACCEPTED
  as of the ___ day of January, 1996:

THE ANSCHUTZ CORPORATION


By:____________________________________
Name:__________________________________
Title:_________________________________